UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549


                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):
                        February 4, 2005
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                           ENNIS, INC.
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     (Exact name of registrant as specified in its charter)


       TEXAS                   1-5807           75-0256410
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(State or other jurisdiction (Commission    (I. R. S. Employer
     of incorporation)       File Number)   Identification No.)



     2441 Presidential Pkwy, Midlothian, Texas      76065
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     (Address of principal executive offices)     (Zip Code)



                         (972) 775-9801
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       (Registrant's telephone number, including area code)


  -------------------------------------------------------------
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General
Instruction A.2.):

[] Written   communications  pursuant  to  Rule  425  under   the
   Securities Act (17 CFR 230.425)
[] Soliciting  material  pursuant  to  Rule  14a-12   under   the
   Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)
   under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement.

   On February 1, 2005, Ennis, Inc., through its wholly owned subsidiary Alstyle Apparel, Inc. ("Alstyle Apparel"), entered into a supply agreement with Parkdale Mills, Inc., its principal supplier of yarn. The agreement, which begins January 1, 2006 and runs through 2008, secures a source for yarn, which is Alstyle Apparel's principal raw material, at what management believes to be competitive prices. Currently, Alstyle Apparel's yarn needs are met pursuant to a contract with Parkdale Mills, Inc., which expires on December 31, 2005.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENNIS, INC.


Date:  February 4, 2005         /s/ Harve Cathey
       ----------------         --------------------------------
                                Harve Cathey
                                Vice President - Finance and
                                CFO, Secretary, Principal
                                Financial and Accounting Officer